Exhibit 99.2

Quarterly Financial Supplement
Fourth Quarter 2021
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Reinsurance Company (Barbados) Ltd.	AA-	NR	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Omnilife Insurance Company Limited	A+	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
4th Quarter 2021

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries, all of which are wholly owned (collectively, the “Company”).
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.
RGA evaluates its shareholders’ equity and book value per share position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of shareholders’ equity and book value per share before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
2021 Notes

Included in investment income, net of related expenses for the twelve months ended December 31, 2021, is a reclassification recorded during the first quarter of approximately $92 million of pre-tax unrealized gains from AOCI associated with investments in limited partnerships and private equity funds for which the Company utilizes the equity method of accounting. The reclassification resulted in a $92 million increase in the Corporate and Other segment's pre-tax income and pre-tax adjusted operating income for the twelve-months ended December 31, 2021. The unrealized gains should have been recognized in investment income in the periods they were reported by the investees.

Included in other investment related gains (losses), net for the twelve months ended December 31, 2021, are $70 million of pre-tax investment related gains associated with investments in limited partnerships considered to be investment companies previously carried at cost less impairments. These investments should have been carried at fair value based on the net asset value of the investment and changes in the fair value of the investment should have been include included in investment related gains (losses), net. This correction, recorded during the first quarter, resulted in a $70 million increase in the Corporate and Other segment's pre-tax income and did not have an impact on pre-tax adjusted operating income for the twelve months ended December 31, 2021.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD millions, except in force & per share data)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020		2021	2020	Change
Net premiums	$3,407	$3,094	$3,098	$2,914	$3,260	$147	$12,513	$11,694	$819
Net income (loss)	156	(22)	344	139	132	24	617	415	202
Adjusted operating income (loss)	(38)	(75)	274	(84)	81	(119)	77	496	(419)
Return on equity - annualized	4.8%	(0.7)%	10.8%	4.2%	3.8%	1.0%
Return on equity - trailing 12 months	4.7%	4.5%	6.3%	5.2%	3.4%	1.3%
Adjusted operating return on equity (ex AOCI) - annualized	(1.6)%	(3.2)%	11.9%	(3.7)%	3.6%	(5.2)%
Adjusted operating return on equity (ex AOCI) - trailing 12 months	0.8%	2.1%	5.7%	3.7%	5.7%	(4.9)%
Total assets	$92,175	$91,449	$88,944	$84,810	$84,656	$7,519
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,628.4	$1,619.9	$1,619.4	$1,610.2	$1,611.6	$16.8
U.S. and Latin America Financial Solutions	5.3	5.3	5.3	5.3	5.3	—
Canada Traditional	472.6	463.1	468.3	460.1	445.2	27.4
Europe, Middle East and Africa Traditional	861.6	852.8	861.4	830.8	864.4	(2.8)
Asia Pacific Traditional	497.4	526.0	516.1	521.0	553.7	(56.3)
Asia Pacific Financial Solutions	1.7	1.5	1.2	1.2	0.5	1.2
Total assumed life reinsurance in force	$3,467.0	$3,468.6	$3,471.7	$3,428.6	$3,480.7	$(13.7)
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$32.4	$33.9	$35.7	$28.5	$31.0	$1.4	$130.5	$114.9	$15.6
U.S. and Latin America Financial Solutions	—	—	—	—	0.1	(0.1)	—	—	—
Canada Traditional	14.6	11.5	8.5	14.2	10.9	3.7	48.8	40.8	8.0
Europe, Middle East and Africa Traditional	51.0	32.0	87.8	27.6	57.8	(6.8)	198.4	184.3	14.1
Asia Pacific Traditional	8.6	7.1	10.9	7.6	10.6	(2.0)	34.2	49.6	(15.4)
Asia Pacific Financial Solutions	0.1	—	0.1	—	—	0.1	0.2	—	0.2
Total assumed new business production	$106.7	$84.5	$143.0	$77.9	$110.4	$(3.7)	$412.1	$389.6	$22.5
Per Share and Shares Data
Basic earnings per share
Net income (loss)	$2.32	$(0.32)	$5.06	$2.04	$1.95	$0.37	$9.10	$6.35	$2.75
Adjusted operating income (loss)	$(0.56)	$(1.11)	$4.04	$(1.24)	$1.19	$(1.75)	$1.14	$7.59	$(6.45)
Diluted earnings per share (1)
Net income (loss) (1)	$2.30	$(0.32)	$5.02	$2.03	$1.94	$0.36	$9.04	$6.31	$2.73
Adjusted operating income (loss) (1)	$(0.56)	$(1.11)	$4.00	$(1.24)	$1.19	$(1.75)	$1.13	$7.54	$(6.41)
Wgt. average common shares outstanding
Basic	67,380	67,916	67,990	67,975	67,944	(564)	67,814	65,377	2,437
Diluted	67,930	68,417	68,533	68,427	68,378	(448)	68,286	65,835	2,451
Common shares issued	85,311	85,311	85,311	85,311	85,311	—	85,311	85,311	—
Treasury shares	18,140	17,711	17,314	17,326	17,354	786	18,140	17,354	786
Common shares outstanding	67,171	67,600	67,997	67,985	67,957	(786)	67,171	67,957	(786)
Book value per share	$193.75	$190.60	$197.72	$177.83	$211.19	$(17.44)
Per share effect of AOCI	$54.22	$53.00	$59.43	$44.16	$78.86	$(24.64)
Book value per share, excluding AOCI	$139.53	$137.60	$138.29	$133.67	$132.33	$7.20
Stockholders’ dividends paid	$49	$50	$47	$48	$48	$1	$194	$182	$12
(1) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$3,407	$3,094	$3,098	$2,914	$3,260	$147	$12,513	$11,694	$819
Investment income, net of related expenses	771	796	759	812	682	89	3,138	2,575	563
Investment related gains (losses), net	88	58	112	302	105	(17)	560	(33)	593
Other revenue	93	95	168	91	96	(3)	447	360	87
Total revenues	4,359	4,043	4,137	4,119	4,143	216	16,658	14,596	2,062
Benefits and expenses:
Claims and other policy benefits	3,482	3,289	2,813	3,192	3,181	301	12,776	11,075	1,701
Interest credited	159	177	218	146	175	(16)	700	704	(4)
Policy acquisition costs and other insurance expenses	406	338	339	333	349	57	1,416	1,261	155
Other operating expenses	253	229	240	214	222	31	936	816	120
Interest expense	(2)	41	43	45	44	(46)	127	170	(43)
Collateral finance and securitization expense	4	3	2	3	3	1	12	17	(5)
Total benefits and expenses	4,302	4,077	3,655	3,933	3,974	328	15,967	14,043	1,924
Income (loss) before income taxes	57	(34)	482	186	169	(112)	691	553	138
Provision for income taxes	(99)	(12)	138	47	37	(136)	74	138	(64)
Net income (loss)	$156	$(22)	$344	$139	$132	$24	$617	$415	$202
Pre-tax adjusted operating income reconciliation:
Income (loss) before income taxes	$57	$(34)	$482	$186	$169	$(112)	$691	$553	$138
Investment and derivative (gains) losses (1)	(31)	(66)	(104)	(228)	12	(43)	(429)	(8)	(421)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(20)	(21)	(16)	(50)	(51)	31	(107)	62	(169)
GMXB embedded derivatives (1)	(29)	37	17	(18)	(58)	29	7	(8)	15
Funds withheld (gains) losses - investment income	(1)	(2)	(1)	(1)	10	(11)	(5)	4	(9)
EIA embedded derivatives - interest credited	(9)	(3)	(3)	(30)	(5)	(4)	(45)	20	(65)
DAC offset, net	26	2	(2)	12	21	5	38	(8)	46
Investment (income) loss on unit-linked variable annuities	(5)	2	(2)	1	(13)	8	(4)	(11)	7
Interest credited on unit-linked variable annuities	5	(2)	2	(1)	13	(8)	4	11	(7)
Interest expense on uncertain tax positions	(34)	2	3	3	2	(36)	(26)	11	(37)
Non-investment derivatives and other	5	(4)	(15)	11	(1)	6	(3)	1	(4)
Adjusted operating income (loss) before income taxes	$(36)	$(89)	$361	$(115)	$99	$(135)	$121	$627	$(506)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
After-tax adjusted operating income reconciliation:
Net income (loss)	$156	$(22)	$344	$139	$132	$24	$617	$415	$202
Investment and derivative (gains) losses (1)	(25)	(52)	(82)	(179)	9	(34)	(338)	(6)	(332)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(16)	(17)	(12)	(40)	(40)	24	(85)	49	(134)
GMXB embedded derivatives (1)	(22)	29	13	(14)	(46)	24	6	(6)	12
Funds withheld (gains) losses - investment income	(1)	(1)	(1)	(1)	8	(9)	(4)	3	(7)
EIA embedded derivatives - interest credited	(8)	(2)	(2)	(24)	(4)	(4)	(36)	16	(52)
DAC offset, net	21	1	(1)	9	17	4	30	(6)	36
Investment (income) loss on unit-linked variable annuities	(4)	2	(2)	1	(11)	7	(3)	(9)	6
Interest credited on unit-linked variable annuities	4	(2)	2	(1)	11	(7)	3	9	(6)
Interest expense on uncertain tax positions	(27)	1	3	2	2	(29)	(21)	9	(30)
Non-investment derivatives and other	4	(3)	(12)	9	(1)	5	(2)	1	(3)
Uncertain tax positions and other tax related items	(120)	(9)	24	15	4	(124)	(90)	21	(111)
Adjusted operating income (loss)	$(38)	$(75)	$274	$(84)	$81	$(119)	$77	$496	$(419)

Diluted earnings per share - adjusted operating income (loss) (2)	$(0.56)	$(1.11)	$4.00	$(1.24)	$1.19	$(1.75)	$1.13	$7.54	$(6.41)

Foreign currency effect on (3):
Net premiums	$(3)	$51	$124	$78	$35	$(38)	$250	$(32)	$282
Adjusted operating income (loss) before income taxes	$—	$(7)	$10	$1	$3	$(3)	$4	$5	$(1)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2021	2021	2021	2021	2020
Assets
Fixed maturity securities, available-for-sale	$60,749	$59,289	$58,287	$56,426	$56,735
Equity securities	151	160	147	135	132
Mortgage loans on real estate	6,283	6,366	6,481	6,001	5,787
Policy loans	1,234	1,234	1,254	1,253	1,258
Funds withheld at interest	6,954	7,034	7,049	5,459	5,432
Short-term investments	87	82	184	157	227
Other invested assets	3,070	3,404	2,924	2,983	2,829
Total investments	78,528	77,569	76,326	72,414	72,400
Cash and cash equivalents	2,948	3,027	3,254	3,122	3,408
Accrued investment income	533	574	525	546	511
Premiums receivable and other reinsurance balances	2,888	3,013	3,102	2,907	2,842
Reinsurance ceded receivables	2,580	2,585	1,093	1,089	983
Deferred policy acquisition costs	3,690	3,687	3,622	3,617	3,616
Other assets	1,008	994	1,022	1,115	896
Total assets	$92,175	$91,449	$88,944	$84,810	$84,656

Liabilities and stockholders’ equity
Future policy benefits	$35,782	$35,666	$33,761	$33,675	$31,453
Interest-sensitive contract liabilities	26,377	26,017	26,161	23,142	23,276
Other policy claims and benefits	6,993	7,117	6,795	7,077	6,413
Other reinsurance balances	613	543	531	560	598
Deferred income taxes	2,886	2,407	2,699	2,417	3,263
Other liabilities	2,663	3,327	2,057	1,930	1,340
Long-term debt	3,667	3,173	3,173	3,573	3,573
Collateral finance and securitization notes	180	314	323	346	388
Total liabilities	79,161	78,564	75,500	72,720	70,304

Stockholders’ equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,461	2,447	2,430	2,411	2,406
Retained earnings	8,563	8,458	8,531	8,235	8,148
Treasury stock	(1,653)	(1,604)	(1,559)	(1,559)	(1,562)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(9)	(50)	(20)	(39)	(69)
Unrealized appreciation of securities, net of income taxes	3,701	3,704	4,133	3,113	5,500
Pension and postretirement benefits, net of income taxes	(50)	(71)	(72)	(72)	(72)
Total stockholders’ equity	13,014	12,885	13,444	12,090	14,352
Total liabilities and stockholders’ equity	$92,175	$91,449	$88,944	$84,810	$84,656

Total stockholders’ equity, excluding AOCI	$9,372	$9,302	$9,403	$9,088	$8,993

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$1,697	$1,550	$1,578	$1,419	$1,591	$106	$6,244	$5,838	$406
Investment income, net of related expenses	245	245	233	207	196	49	930	714	216
Investment related gains (losses), net	4	(5)	1	6	(3)	7	6	(11)	17
Other revenue	4	5	4	5	2	2	18	19	(1)
Total revenues	1,950	1,795	1,816	1,637	1,786	164	7,198	6,560	638

Benefits and expenses:
Claims and other policy benefits	1,892	1,670	1,418	1,740	1,638	254	6,720	5,906	814
Interest credited	18	17	18	17	17	1	70	73	(3)
Policy acquisition costs and other insurance expenses	209	195	206	182	189	20	792	748	44
Other operating expenses	42	39	39	36	34	8	156	131	25
Total benefits and expenses	2,161	1,921	1,681	1,975	1,878	283	7,738	6,858	880

Income (loss) before income taxes	$(211)	$(126)	$135	$(338)	$(92)	$(119)	$(540)	$(298)	$(242)

Loss and expense ratios:
Claims and other policy benefits	111.5%	107.7%	89.9%	122.6%	103.0%	8.5%	107.6%	101.2%	6.4%
Policy acquisition costs and other insurance expenses	12.3%	12.6%	13.1%	12.8%	11.9%	0.4%	12.7%	12.8%	(0.1)%
Other operating expenses	2.5%	2.5%	2.5%	2.5%	2.1%	0.4%	2.5%	2.2%	0.3%

Foreign currency effect on (1):
Net premiums	$—	$2	$2	$(1)	$(1)	$1	$3	$(5)	$8
Income (loss) before income taxes	$1	$(1)	$—	$—	$—	$1	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$1,697	$1,550	$1,578	$1,419	$1,591	$106	$6,244	$5,838	$406
Investment income, net of related expenses	245	245	233	207	196	49	930	714	216
Other revenue	4	5	4	5	2	2	18	19	(1)
Total revenues	1,946	1,800	1,815	1,631	1,789	157	7,192	6,571	621

Benefits and expenses:
Claims and other policy benefits	1,892	1,670	1,418	1,740	1,638	254	6,720	5,906	814
Interest credited	18	17	18	17	17	1	70	73	(3)
Policy acquisition costs and other insurance expenses	209	195	206	182	189	20	792	748	44
Other operating expenses	42	39	39	36	34	8	156	131	25
Total benefits and expenses	2,161	1,921	1,681	1,975	1,878	283	7,738	6,858	880

Adjusted operating income (loss) before income taxes	$(215)	$(121)	$134	$(344)	$(89)	$(126)	$(546)	$(287)	$(259)

Loss and expense ratios:
Claims and other policy benefits	111.5%	107.7%	89.9%	122.6%	103.0%	8.5%	107.6%	101.2%	6.4%
Policy acquisition costs and other insurance expenses	12.3%	12.6%	13.1%	12.8%	11.9%	0.4%	12.7%	12.8%	(0.1)%
Other operating expenses	2.5%	2.5%	2.5%	2.5%	2.1%	0.4%	2.5%	2.2%	0.3%

Foreign currency effect on (1):
Net premiums	$—	$2	$2	$(1)	$(1)	$1	$3	$(5)	$8
Adjusted operating income (loss) before income taxes	$1	$(1)	$—	$—	$—	$1	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$13	$14	$15	$13	$13	$—	$55	$53	$2
Investment income, net of related expenses	264	290	276	257	248	16	1,087	994	93
Investment related gains (losses), net	36	12	30	(6)	47	(11)	72	(39)	111
Other revenue	26	31	85	26	25	1	168	103	65
Total revenues	339	347	406	290	333	6	1,382	1,111	271

Benefits and expenses:
Claims and other policy benefits	37	48	21	60	49	(12)	166	201	(35)
Interest credited	120	149	182	114	132	(12)	565	563	2
Policy acquisition costs and other insurance expenses	79	34	32	47	50	29	192	118	74
Other operating expenses	10	10	8	9	6	4	37	28	9
Total benefits and expenses	246	241	243	230	237	9	960	910	50

Income before income taxes	$93	$106	$163	$60	$96	$(3)	$422	$201	$221

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$13	$14	$15	$13	$13	$—	$55	$53	$2
Investment income, net of related expenses	264	290	274	258	253	11	1,086	998	88
Other revenue	25	31	85	26	25	—	167	100	67
Total revenues	302	335	374	297	291	11	1,308	1,151	157

Benefits and expenses:
Claims and other policy benefits	37	48	21	60	49	(12)	166	201	(35)
Interest credited	129	152	185	144	137	(8)	610	543	67
Policy acquisition costs and other insurance expenses	53	32	34	35	29	24	154	126	28
Other operating expenses	10	10	8	9	6	4	37	28	9
Total benefits and expenses	229	242	248	248	221	8	967	898	69

Adjusted operating income before income taxes	$73	$93	$126	$49	$70	$3	$341	$253	$88

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
(Continued)

	Three Months Ended
(USD millions, shown net of reinsurance ceded)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2021	2021	2021	2021	2020
Annuity account values:
Fixed annuities (deferred)	$11,858	$11,997	$13,687	$10,659	$10,773

Net interest spread (fixed annuities)	1.4%	1.7%	1.2%	1.3%	1.6%

Equity-indexed annuities	$3,213	$3,293	$3,343	$3,391	$3,480

Variable annuities account values
No riders	$844	$827	$834	$823	$665
GMDB only	960	968	949	901	872
GMIB only	25	25	25	24	24
GMAB only	3	3	4	4	4
GMWB only	1,130	1,110	1,145	1,116	1,132
GMDB / WB	264	261	271	265	275
Other	19	19	19	18	18
Total variable annuities account values	$3,245	$3,213	$3,247	$3,151	$2,990

Fair value of liabilities associated with living benefit riders	$162	$191	$154	$136	$155

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$656	$827	$973	$973	$1,015

Bank-owned life insurance (BOLI)	$2,492	$2,480	$2,471	$2,463	$2,460

Other asset-intensive business	$115	$117	$119	$123	$124

Future policy benefits associated with:

Payout annuities	$4,274	$4,329	$4,393	$4,477	$4,532

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Investment income, net of related expenses	$—	$1	$—	$1	$1	$(1)	$2	$5	$(3)
Other revenue	28	26	27	27	25	3	108	104	4
Total revenues	28	27	27	28	26	2	110	109	1

Benefits and expenses:
Policy acquisition costs and other insurance expenses	—	2	—	2	1	(1)	4	5	(1)
Other operating expenses	3	3	4	3	2	1	13	10	3
Total benefits and expenses	3	5	4	5	3	—	17	15	2

Income before income taxes	$25	$22	$23	$23	$23	$2	$93	$94	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Investment income, net of related expenses	$—	$1	$—	$1	$1	$(1)	$2	$5	$(3)
Other revenue	28	26	27	27	25	3	108	104	4
Total revenues	28	27	27	28	26	2	110	109	1

Benefits and expenses:
Policy acquisition costs and other insurance expenses	—	2	—	2	1	(1)	4	5	(1)
Other operating expenses	3	3	4	3	2	1	13	10	3
Total benefits and expenses	3	5	4	5	3	—	17	15	2

Adjusted operating income before income taxes	$25	$22	$23	$23	$23	$2	$93	$94	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$324	$289	$301	$280	$284	$40	$1,194	$1,052	$142
Investment income, net of related expenses	60	65	63	60	56	4	248	207	41
Investment related gains, net	—	1	—	2	4	(4)	3	—	3
Other revenue	1	(1)	2	1	—	1	3	1	2
Total revenues	385	354	366	343	344	41	1,448	1,260	188

Benefits and expenses:
Claims and other policy benefits	298	255	277	266	248	50	1,096	909	187
Policy acquisition costs and other insurance expenses	50	46	46	45	49	1	187	180	7
Other operating expenses	9	9	11	8	10	(1)	37	37	—
Total benefits and expenses	357	310	334	319	307	50	1,320	1,126	194

Income before income taxes	$28	$44	$32	$24	$37	$(9)	$128	$134	$(6)

Loss and expense ratios:
Claims and other policy benefits	92.0%	88.2%	92.0%	95.0%	87.3%	4.7%	91.8%	86.4%	5.4%
Policy acquisition costs and other insurance expenses	15.4%	15.9%	15.3%	16.1%	17.3%	(1.9)%	15.7%	17.1%	(1.4)%
Other operating expenses	2.8%	3.1%	3.7%	2.9%	3.5%	(0.7)%	3.1%	3.5%	(0.4)%

Foreign currency effect on (1):
Net premiums	$10	$16	$34	$16	$4	$6	$76	$(10)	$86
Income before income taxes	$—	$3	$3	$—	$1	$(1)	$6	$—	$6

Creditor reinsurance net premiums	$19	$19	$19	$17	$16	$3	$74	$65	$9

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$324	$289	$301	$280	$284	$40	$1,194	$1,052	$142
Investment income, net of related expenses	59	65	64	59	56	3	247	206	41
Investment related gains, net	2	1	1	2	2	—	6	7	(1)
Other revenue	1	(1)	2	1	—	1	3	1	2
Total revenues	386	354	368	342	342	44	1,450	1,266	184

Benefits and expenses:
Claims and other policy benefits	298	255	277	266	248	50	1,096	909	187
Policy acquisition costs and other insurance expenses	50	46	46	45	49	1	187	180	7
Other operating expenses	9	9	11	8	10	(1)	37	37	—
Total benefits and expenses	357	310	334	319	307	50	1,320	1,126	194

Adjusted operating income before income taxes	$29	$44	$34	$23	$35	$(6)	$130	$140	$(10)

Loss and expense ratios:
Claims and other policy benefits	92.0%	88.2%	92.0%	95.0%	87.3%	4.7%	91.8%	86.4%	5.4%
Policy acquisition costs and other insurance expenses	15.4%	15.9%	15.3%	16.1%	17.3%	(1.9)%	15.7%	17.1%	(1.4)%
Other operating expenses	2.8%	3.1%	3.7%	2.9%	3.5%	(0.7)%	3.1%	3.5%	(0.4)%

Foreign currency effect on (1):
Net premiums	$10	$16	$34	$16	$4	$6	$76	$(10)	$86
Adjusted operating income before income taxes	$—	$3	$3	$—	$1	$(1)	$6	$—	$6

Creditor reinsurance net premiums	$19	$19	$19	$17	$16	$3	$74	$65	$9

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$22	$22	$23	$23	$21	$1	$90	$83	$7
Investment income, net of related expenses	—	—	—	—	—	—	—	1	(1)
Other revenue	2	3	3	3	2	—	11	8	3
Total revenues	24	25	26	26	23	1	101	92	9

Benefits and expenses:
Claims and other policy benefits	17	23	21	18	14	3	79	68	11
Policy acquisition costs and other insurance expenses	1	1	1	—	—	1	3	1	2
Other operating expenses	1	1	—	2	1	—	4	2	2
Total benefits and expenses	19	25	22	20	15	4	86	71	15

Income before income taxes	$5	$—	$4	$6	$8	$(3)	$15	$21	$(6)

Foreign currency effect on (2):
Net premiums	$1	$1	$3	$1	$—	$1	$6	$(1)	$7
Income before income taxes	$1	$—	$—	$—	$—	$1	$1	$—	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$22	$22	$23	$23	$21	$1	$90	$83	$7
Investment income, net of related expenses	—	—	—	—	—	—	—	1	(1)
Other revenue	2	3	3	3	2	—	11	8	3
Total revenues	24	25	26	26	23	1	101	92	9

Benefits and expenses:
Claims and other policy benefits	17	23	21	18	14	3	79	68	11
Policy acquisition costs and other insurance expenses	1	1	1	—	—	1	3	1	2
Other operating expenses	1	1	—	2	1	—	4	2	2
Total benefits and expenses	19	25	22	20	15	4	86	71	15

Adjusted operating income before income taxes	$5	$—	$4	$6	$8	$(3)	$15	$21	$(6)

Foreign currency effect on (2):
Net premiums	$1	$1	$3	$1	$—	$1	$6	$(1)	$7
Adjusted operating income before income taxes	$—	$—	$1	$—	$—	$—	$1	$—	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$435	$432	$433	$438	$442	$(7)	$1,738	$1,555	$183
Investment income, net of related expenses	22	22	24	20	17	5	88	72	16
Other revenue	—	—	2	(1)	6	(6)	1	6	(5)
Total revenues	457	454	459	457	465	(8)	1,827	1,633	194

Benefits and expenses:
Claims and other policy benefits	464	482	414	469	423	41	1,829	1,389	440
Policy acquisition costs and other insurance expenses	34	35	27	29	29	5	125	119	6
Other operating expenses	27	28	30	27	26	1	112	98	14
Total benefits and expenses	525	545	471	525	478	47	2,066	1,606	460

Income (loss) before income taxes	$(68)	$(91)	$(12)	$(68)	$(13)	$(55)	$(239)	$27	$(266)

Loss and expense ratios:
Claims and other policy benefits	106.7%	111.6%	95.6%	107.1%	95.7%	11.0%	105.2%	89.3%	15.9%
Policy acquisition costs and other insurance expenses	7.8%	8.1%	6.2%	6.6%	6.6%	1.2%	7.2%	7.7%	(0.5)%
Other operating expenses	6.2%	6.5%	6.9%	6.2%	5.9%	0.3%	6.4%	6.3%	0.1%

Foreign currency effect on (1):
Net premiums	$—	$22	$47	$26	$8	$(8)	$95	$(19)	$114
Income (loss) before income taxes	$—	$(14)	$(4)	$(5)	$2	$(2)	$(23)	$3	$(26)

Critical illness net premiums	$42	$46	$44	$42	$43	$(1)	$174	$168	$6

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$435	$432	$433	$438	$442	$(7)	$1,738	$1,555	$183
Investment income, net of related expenses	22	22	24	20	17	5	88	72	16
Other revenue	—	—	2	(1)	6	(6)	1	6	(5)
Total revenues	457	454	459	457	465	(8)	1,827	1,633	194

Benefits and expenses:
Claims and other policy benefits	464	482	414	469	423	41	1,829	1,389	440
Policy acquisition costs and other insurance expenses	34	35	27	29	29	5	125	119	6
Other operating expenses	27	28	30	27	26	1	112	98	14
Total benefits and expenses	525	545	471	525	478	47	2,066	1,606	460

Adjusted operating income (loss) before income taxes	$(68)	$(91)	$(12)	$(68)	$(13)	$(55)	$(239)	$27	$(266)

Loss and expense ratios:
Claims and other policy benefits	106.7%	111.6%	95.6%	107.1%	95.7%	11.0%	105.2%	89.3%	15.9%
Policy acquisition costs and other insurance expenses	7.8%	8.1%	6.2%	6.6%	6.6%	1.2%	7.2%	7.7%	(0.5)%
Other operating expenses	6.2%	6.5%	6.9%	6.2%	5.9%	0.3%	6.4%	6.3%	0.1%

Foreign currency effect on (1):
Net premiums	$—	$22	$47	$26	$8	$(8)	$95	$(19)	$114
Adjusted operating income (loss) before income taxes	$—	$(14)	$(4)	$(5)	$2	$(2)	$(23)	$3	$(26)

Critical illness net premiums	$42	$46	$44	$42	$43	$(1)	$174	$168	$6

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$91	$96	$84	$79	$84	$7	$350	$252	$98
Investment income, net of related expenses	56	51	50	48	58	(2)	205	193	12
Investment related gains, net	8	23	2	16	1	7	49	15	34
Other revenue	2	4	3	3	4	(2)	12	11	1
Total revenues	157	174	139	146	147	10	616	471	145

Benefits and expenses:
Claims and other policy benefits	60	77	42	75	81	(21)	254	152	102
Interest credited	5	(2)	2	(1)	13	(8)	4	11	(7)
Policy acquisition costs and other insurance expenses	5	2	1	2	1	4	10	4	6
Other operating expenses	12	12	11	10	14	(2)	45	46	(1)
Total benefits and expenses	82	89	56	86	109	(27)	313	213	100

Income before income taxes	$75	$85	$83	$60	$38	$37	$303	$258	$45

Foreign currency effect on (2):
Net premiums	$1	$5	$9	$6	$3	$(2)	$21	$2	$19
Income before income taxes	$1	$5	$10	$5	$—	$1	$21	$1	$20

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$91	$96	$84	$79	$84	$7	$350	$252	$98
Investment income, net of related expenses	51	51	48	48	50	1	198	183	15
Investment related gains (losses), net	3	2	2	(1)	(1)	4	6	(2)	8
Other revenue	2	4	3	3	4	(2)	12	11	1
Total revenues	147	153	137	129	137	10	566	444	122

Benefits and expenses:
Claims and other policy benefits	60	77	42	75	81	(21)	254	152	102
Interest credited	—	—	—	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	5	2	1	2	1	4	10	4	6
Other operating expenses	12	12	11	10	14	(2)	45	46	(1)
Total benefits and expenses	77	91	54	87	96	(19)	309	202	107

Adjusted operating income before income taxes	$70	$62	$83	$42	$41	$29	$257	$242	$15

Foreign currency effect on (2):
Net premiums	$1	$5	$9	$6	$3	$(2)	$21	$2	$19
Adjusted operating income before income taxes	$1	$4	$9	$4	$1	$—	$18	$2	$16

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$773	$626	$616	$609	$785	$(12)	$2,624	$2,681	$(57)
Investment income, net of related expenses	36	33	34	33	31	5	136	107	29
Investment related gains (losses), net	—	—	—	(1)	3	(3)	(1)	3	(4)
Other revenue	6	4	3	6	4	2	19	15	4
Total revenues	815	663	653	647	823	(8)	2,778	2,806	(28)

Benefits and expenses:
Claims and other policy benefits	667	682	578	518	699	(32)	2,445	2,293	152
Policy acquisition costs and other insurance expenses	44	31	41	43	51	(7)	159	167	(8)
Other operating expenses	47	46	46	45	48	(1)	184	172	12
Total benefits and expenses	758	759	665	606	798	(40)	2,788	2,632	156

Income (loss) before income taxes	$57	$(96)	$(12)	$41	$25	$32	$(10)	$174	$(184)

Loss and expense ratios:
Claims and other policy benefits	86.3%	108.9%	93.8%	85.1%	89.0%	(2.7)%	93.2%	85.5%	7.7%
Policy acquisition costs and other insurance expenses	5.7%	5.0%	6.7%	7.1%	6.5%	(0.8)%	6.1%	6.2%	(0.1)%
Other operating expenses	6.1%	7.3%	7.5%	7.4%	6.1%	—%	7.0%	6.4%	0.6%

Foreign currency effect on (1):
Net premiums	$(13)	$6	$30	$29	$20	$(33)	$52	$(2)	$54
Income (loss) before income taxes	$(2)	$—	$(1)	$1	$(1)	$(1)	$(2)	$1	$(3)

Critical illness net premiums	$424	$306	$282	$269	$379	$45	$1,281	$1,175	$106

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$773	$626	$616	$609	$785	$(12)	$2,624	$2,681	$(57)
Investment income, net of related expenses	36	33	34	33	31	5	136	107	29
Investment related gains (losses), net	—	—	—	(1)	3	(3)	(1)	3	(4)
Other revenue	6	4	3	6	4	2	19	15	4
Total revenues	815	663	653	647	823	(8)	2,778	2,806	(28)

Benefits and expenses:
Claims and other policy benefits	667	682	578	518	699	(32)	2,445	2,293	152
Policy acquisition costs and other insurance expenses	44	31	41	43	51	(7)	159	167	(8)
Other operating expenses	47	46	46	45	48	(1)	184	172	12
Total benefits and expenses	758	759	665	606	798	(40)	2,788	2,632	156

Adjusted operating income (loss) before income taxes	$57	$(96)	$(12)	$41	$25	$32	$(10)	$174	$(184)

Loss and expense ratios:
Claims and other policy benefits	86.3%	108.9%	93.8%	85.1%	89.0%	(2.7)%	93.2%	85.5%	7.7%
Policy acquisition costs and other insurance expenses	5.7%	5.0%	6.7%	7.1%	6.5%	(0.8)%	6.1%	6.2%	(0.1)%
Other operating expenses	6.1%	7.3%	7.5%	7.4%	6.1%	—%	7.0%	6.4%	0.6%

Foreign currency effect on (1):
Net premiums	$(13)	$6	$30	$29	$20	$(33)	$52	$(2)	$54
Adjusted operating income (loss) before income taxes	$(2)	$—	$(1)	$1	$(1)	$(1)	$(2)	$1	$(3)

Critical illness net premiums	$424	$306	$282	$269	$379	$45	$1,281	$1,175	$106

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$52	$65	$48	$53	$40	$12	$218	$180	$38
Investment income, net of related expenses	42	37	31	28	25	17	138	85	53
Investment related gains (losses), net	7	(15)	15	12	28	(21)	19	10	9
Other revenue	13	8	10	11	7	6	42	34	8
Total revenues	114	95	104	104	100	14	417	309	108

Benefits and expenses:
Claims and other policy benefits	47	52	42	46	30	17	187	157	30
Interest credited	15	12	15	15	12	3	57	49	8
Policy acquisition costs and other insurance expenses	15	19	11	11	7	8	56	31	25
Other operating expenses	4	6	5	4	3	1	19	13	6
Total benefits and expenses	81	89	73	76	52	29	319	250	69

Income before income taxes	$33	$6	$31	$28	$48	$(15)	$98	$59	$39

Foreign currency effect on (2):
Net premiums	$(2)	$(1)	$(1)	$1	$1	$(3)	$(3)	$3	$(6)
Income before income taxes	$(2)	$—	$—	$1	$2	$(4)	$(1)	$4	$(5)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$52	$65	$48	$53	$40	$12	$218	$180	$38
Investment income, net of related expenses	42	37	31	28	25	17	138	85	53
Investment related gains, net	3	4	4	3	3	—	14	5	9
Other revenue	13	8	10	11	7	6	42	34	8
Total revenues	110	114	93	95	75	35	412	304	108

Benefits and expenses:
Claims and other policy benefits	47	52	42	46	30	17	187	157	30
Interest credited	15	12	15	15	12	3	57	49	8
Policy acquisition costs and other insurance expenses	15	19	11	11	7	8	56	31	25
Other operating expenses	4	6	5	4	3	1	19	13	6
Total benefits and expenses	81	89	73	76	52	29	319	250	69

Adjusted operating income before income taxes	$29	$25	$20	$19	$23	$6	$93	$54	$39

Foreign currency effect on (2):
Net premiums	$(2)	$(1)	$(1)	$1	$1	$(3)	$(3)	$3	$(6)
Adjusted operating income before income taxes	$(2)	$—	$—	$—	$1	$(3)	$(2)	$1	$(3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Investment income, net of related expenses	$46	$52	$48	$158	$50	$(4)	$304	$197	$107
Investment related gains (losses), net	33	42	64	273	25	8	412	(11)	423
Other revenue	11	15	29	10	21	(10)	65	59	6
Total revenues	90	109	141	441	96	(6)	781	245	536

Benefits and expenses:
Claims and other policy benefits	—	—	—	—	(1)	1	—	—	—
Interest credited	1	1	1	1	1	—	4	8	(4)
Policy acquisition costs and other insurance income	(31)	(27)	(26)	(28)	(28)	(3)	(112)	(112)	—
Other operating expenses	98	75	86	70	78	20	329	279	50
Interest expense	(2)	41	43	45	44	(46)	127	170	(43)
Collateral finance and securitization expense	4	3	2	3	3	1	12	17	(5)
Total benefits and expenses	70	93	106	91	97	(27)	360	362	(2)

Income (loss) before income taxes	$20	$16	$35	$350	$(1)	$21	$421	$(117)	$538

Foreign currency effect on (1):
Income (loss) before income taxes	$1	$2	$6	$2	$1	$—	$11	$1	$10

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Revenues:
Investment income, net of related expenses	$46	$52	$48	$158	$50	$(4)	$304	$197	$107
Investment related gains, net	—	1	2	3	1	(1)	6	—	6
Other revenue	17	11	14	21	20	(3)	63	63	—
Total revenues	63	64	64	182	71	(8)	373	260	113

Benefits and expenses:
Claims and other policy benefits	—	—	—	—	(1)	1	—	—	—
Interest credited	1	1	1	1	1	—	4	8	(4)
Policy acquisition costs and other insurance income	(31)	(27)	(26)	(28)	(28)	(3)	(112)	(112)	—
Other operating expenses	98	75	86	70	78	20	329	279	50
Interest expense	32	39	40	42	42	(10)	153	159	(6)
Collateral finance and securitization expense	4	3	2	3	3	1	12	17	(5)
Total benefits and expenses	104	91	103	88	95	9	386	351	35

Adjusted operating income (loss) before income taxes	$(41)	$(27)	$(39)	$94	$(24)	$(17)	$(13)	$(91)	$78

Foreign currency effect on (1):
Adjusted operating income (loss) before income taxes	$2	$1	$2	$1	$(1)	$3	$6	$(2)	$8

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
U.S. and Latin America:
Traditional	$(211)	$(126)	$135	$(338)	$(92)	$(119)	$(540)	$(298)	$(242)
Financial Solutions:
Asset Intensive	93	106	163	60	96	(3)	422	201	221
Capital Solutions	25	22	23	23	23	2	93	94	(1)
Total U.S. and Latin America	(93)	2	321	(255)	27	(120)	(25)	(3)	(22)
Canada:
Traditional	28	44	32	24	37	(9)	128	134	(6)
Financial Solutions	5	—	4	6	8	(3)	15	21	(6)
Total Canada	33	44	36	30	45	(12)	143	155	(12)
Europe, Middle East and Africa:
Traditional	(68)	(91)	(12)	(68)	(13)	(55)	(239)	27	(266)
Financial Solutions	75	85	83	60	38	37	303	258	45
Total Europe, Middle East and Africa	7	(6)	71	(8)	25	(18)	64	285	(221)
Asia Pacific:
Traditional	57	(96)	(12)	41	25	32	(10)	174	(184)
Financial Solutions	33	6	31	28	48	(15)	98	59	39
Total Asia Pacific	90	(90)	19	69	73	17	88	233	(145)
Corporate and Other	20	16	35	350	(1)	21	421	(117)	538
Consolidated income (loss) before income taxes	$57	$(34)	$482	$186	$169	$(112)	$691	$553	$138

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020		2021	2020	Change
U.S. and Latin America:
Traditional	$(215)	$(121)	$134	$(344)	$(89)	$(126)	$(546)	$(287)	$(259)
Financial Solutions:
Asset Intensive	73	93	126	49	70	3	341	253	88
Capital Solutions	25	22	23	23	23	2	93	94	(1)
Total U.S. and Latin America	(117)	(6)	283	(272)	4	(121)	(112)	60	(172)
Canada:
Traditional	29	44	34	23	35	(6)	130	140	(10)
Financial Solutions	5	—	4	6	8	(3)	15	21	(6)
Total Canada	34	44	38	29	43	(9)	145	161	(16)
Europe, Middle East and Africa:
Traditional	(68)	(91)	(12)	(68)	(13)	(55)	(239)	27	(266)
Financial Solutions	70	62	83	42	41	29	257	242	15
Total Europe, Middle East and Africa	2	(29)	71	(26)	28	(26)	18	269	(251)
Asia Pacific:
Traditional	57	(96)	(12)	41	25	32	(10)	174	(184)
Financial Solutions	29	25	20	19	23	6	93	54	39
Total Asia Pacific	86	(71)	8	60	48	38	83	228	(145)
Corporate and Other	(41)	(27)	(39)	94	(24)	(17)	(13)	(91)	78
Consolidated adjusted operating income (loss) before income taxes	$(36)	$(89)	$361	$(115)	$99	$(135)	$121	$627	$(506)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2021	2021	2021	2021	2020
Fixed maturity securities, available-for-sale (1)	$60,749	$59,289	$58,287	$56,426	$56,735
Equity securities	151	160	147	135	132
Mortgage loans on real estate	6,283	6,366	6,481	6,001	5,787
Policy loans	1,234	1,234	1,254	1,253	1,258
Funds withheld at interest	6,954	7,034	7,049	5,459	5,432
Short-term investments	87	82	184	157	227
Other invested assets	3,070	3,404	2,924	2,983	2,829
Cash and cash equivalents	2,948	3,027	3,254	3,122	3,408
Total cash and invested assets	$81,476	$80,596	$79,580	$75,536	$75,808

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020		2021	2020	Change
Average invested assets at amortized cost (1)	$34,325	$33,361	$33,587	$33,367	$32,699	$1,626	$33,040	$30,787	$2,253
Net investment income (1)	$397	$405	$383	$463	$337	$60	$1,648	$1,231	$417
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.70%	4.95%	4.64%	5.67%	4.20%	50 bps	4.99%	4.00%	99 bps
Variable investment income ("VII") (included in net investment income) (1)	$91	$102	$78	$162	$37	$54	$433	$63	$370
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	3.78%	3.85%	3.84%	3.79%	3.88%	(10) bps	3.81%	3.93%	(12) bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Amortized Cost, Allowance for Credit Losses, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities

	December 31, 2021
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$35,239	$26	$3,084	$194	$38,103	62.8%
Canadian government	3,339	—	1,606	1	4,944	8.1%
RMBS	1,020	—	37	7	1,050	1.7%
ABS	4,024	—	22	41	4,005	6.6%
CMBS	1,790	1	66	6	1,849	3.0%
U.S. government	2,082	—	31	8	2,105	3.5%
State and political subdivisions	1,191	—	137	5	1,323	2.2%
Other foreign government	7,188	4	273	87	7,370	12.1%
Total fixed maturity securities	$55,873	$31	$5,256	$349	$60,749	100.0%

	December 31, 2020
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$31,963	$17	$4,356	$94	$36,208	63.9%
Canadian government	3,145	—	1,995	—	5,140	9.1%
RMBS	1,735	—	84	2	1,817	3.2%
ABS	3,099	—	35	42	3,092	5.4%
CMBS	1,790	3	102	21	1,868	3.3%
U.S. government	1,242	—	196	1	1,437	2.5%
State and political subdivisions	1,237	—	157	4	1,390	2.4%
Other foreign government	5,337	—	479	33	5,783	10.2%
Total fixed maturity securities	$49,548	$20	$7,404	$197	$56,735	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	December 31, 2021				December 31, 2020
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$5,792	$6,163	16.2%	A-	$5,657	$6,285	17.5%	A-
Brokerage/asset managers/exchanges	1,073	1,145	3.0%	A-	887	993	2.7%	A-
Finance companies	306	316	0.8%	BBB+	314	334	0.9%	BBB
Insurance	3,987	4,383	11.5%	A-	3,532	4,046	11.2%	A-
REITs	987	1,022	2.7%	BBB+	707	773	2.1%	BBB+
Other finance	956	1,016	2.7%	A-	688	805	2.2%	A-
Total financial institutions	$13,101	$14,045	36.9%		$11,785	$13,236	36.6%
Industrials
Basic	$1,972	$2,210	5.8%	BBB	$1,927	$2,258	6.2%	BBB
Capital goods	1,542	1,649	4.3%	BBB	1,513	1,662	4.6%	BBB
Communications	2,330	2,592	6.8%	BBB	2,355	2,770	7.7%	BBB+
Consumer cyclical	1,758	1,885	4.9%	BBB+	1,687	1,888	5.2%	BBB+
Consumer noncyclical	3,952	4,315	11.3%	BBB+	3,313	3,815	10.5%	BBB+
Energy	1,967	2,159	5.7%	BBB+	1,753	1,976	5.5%	BBB
Technology	1,436	1,486	3.9%	BBB+	1,138	1,243	3.4%	BBB+
Transportation	2,050	2,192	5.8%	BBB+	2,002	2,194	6.1%	BBB+
Other industrial	850	887	2.3%	BBB	586	629	1.7%	BBB
Total industrials	$17,857	$19,375	50.8%		$16,274	$18,435	50.9%
Utilities
Electric	$3,256	$3,561	9.4%	A-	$3,013	$3,480	9.6%	A-
Natural gas	566	614	1.6%	BBB+	476	560	1.5%	BBB+
Other utility	459	508	1.3%	BBB+	415	497	1.4%	BBB+
Total utilities	$4,281	$4,683	12.3%		$3,904	$4,537	12.5%
Total	$35,239	$38,103	100.0%	BBB+	$31,963	$36,208	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		December 31, 2021			September 30, 2021			June 30, 2021			March 31, 2021			December 31, 2020
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$33,540	$36,725	60.5%	$32,444	$35,554	60.0%	$31,394	$34,862	59.8%	$31,323	$34,096	60.4%	$29,770	$34,589	60.9%
2	BBB	18,684	20,379	33.5%	18,025	19,814	33.4%	17,948	19,896	34.1%	17,402	18,799	33.3%	16,440	18,751	33.1%
3	BB	2,620	2,668	4.4%	2,868	2,952	5.0%	2,575	2,683	4.6%	2,622	2,704	4.8%	2,480	2,588	4.6%
4	B	876	863	1.4%	832	822	1.4%	686	678	1.2%	695	669	1.2%	713	697	1.2%
5	CCC	96	79	0.1%	161	137	0.2%	179	159	0.3%	170	145	0.3%	131	102	0.2%
6	In or near default	57	35	0.1%	17	10	—%	15	9	—%	17	13	—%	14	8	—%
	Total	$55,873	$60,749	100.0%	$54,347	$59,289	100.0%	$52,797	$58,287	100.0%	$52,229	$56,426	100.0%	$49,548	$56,735	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting utilize the NAIC rating methodology.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	December 31, 2021			September 30, 2021			June 30, 2021			March 31, 2021			December 31, 2020
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
RMBS
Agency	$551	$582	8.4%	$594	$631	9.2%	$623	$667	9.9%	$659	$701	10.7%	$686	$744	11.0%
Non-agency	469	468	6.8%	571	578	8.4%	700	710	10.5%	877	890	13.4%	1,049	1,073	15.8%
Total RMBS	1,020	1,050	15.2%	1,165	1,209	17.6%	1,323	1,377	20.4%	1,536	1,591	24.1%	1,735	1,817	26.8%
ABS:
Collateralized loan obligations ("CLOs")	1,761	1,752	25.4%	1,841	1,838	26.8%	1,722	1,720	25.6%	1,603	1,593	24.2%	1,707	1,689	24.9%
ABS, excluding CLOs	2,263	2,253	32.6%	1,922	1,941	28.3%	1,745	1,762	26.2%	1,553	1,558	23.7%	1,392	1,403	20.7%
Total ABS	4,024	4,005	58.0%	3,763	3,779	55.1%	3,467	3,482	51.8%	3,156	3,151	47.9%	3,099	3,092	45.6%
CMBS	1,790	1,849	26.8%	1,795	1,877	27.3%	1,774	1,869	27.8%	1,774	1,840	28.0%	1,790	1,868	27.6%
Total	$6,834	$6,904	100.0%	$6,723	$6,865	100.0%	$6,564	$6,728	100.0%	$6,466	$6,582	100.0%	$6,624	$6,777	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2021
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$4,135	$86	$946	$51	$5,081	$137
Canadian government	20	1	—	—	20	1
RMBS	132	3	102	4	234	7
ABS	1,747	22	589	6	2,336	28
CMBS	152	2	35	2	187	4
U.S. government	1,513	6	31	2	1,544	8
State and political subdivisions	109	3	28	2	137	5
Other foreign government	2,237	33	724	37	2,961	70
Total investment grade securities	$10,045	$156	$2,455	$104	$12,500	$260

Below investment grade securities:
Corporate	$463	$13	$97	$44	$560	$57
ABS	—	—	13	13	13	13
CMBS	—	—	—	—	—	—
Other foreign government	136	7	75	10	211	17
Total below investment grade securities	$599	$20	$185	$67	$784	$87
Total fixed maturity securities	$10,644	$176	$2,640	$171	$13,284	$347

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded as of December 31, 2021.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2020
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$930	$29	$70	$5	$1,000	$34
Canadian government	—	—	—	—	—	—
RMBS	294	2	—	—	294	2
ABS	1,096	17	570	11	1,666	28
CMBS	160	6	—	—	160	6
U.S. government	27	1	—	—	27	1
State and political subdivisions	66	1	16	3	82	4
Other foreign government	973	27	—	—	973	27
Total investment grade securities	$3,546	$83	$656	$19	$4,202	$102

Below investment grade securities:
Corporate	$375	$49	$81	$11	$456	$60
ABS	20	13	4	1	24	14
CMBS	91	15	—	—	91	15
Other foreign government	36	3	28	3	64	6
Total below investment grade securities	$522	$80	$113	$15	$635	$95
Total fixed maturity securities	$4,068	$163	$769	$34	$4,837	$197

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020		2021	2020	Change
Fixed maturity securities available-for-sale:
Change in allowance for credit losses and impairments	$(14)	$(1)	$5	$(2)	$—	$(14)	$(12)	$(21)	$9
Realized gains on investment activity	34	45	53	167	25	9	299	114	185
Realized losses on investment activity	(13)	(9)	(30)	(13)	(6)	(7)	(65)	(82)	17
Net gains on fixed maturity securities available-for-sale	7	35	28	152	19	(12)	222	11	211

Net gains (losses) on equity securities	(6)	8	20	3	(4)	(2)	25	(15)	40
Other impairment losses and change in mortgage loan allowance for credit losses	4	4	3	18	(2)	6	29	(56)	85
Change in fair value of certain limited partnership investments and other, net	24	27	32	111	3	21	194	24	170

Free-standing derivatives:
Interest rate swaps - non-hedged	7	(4)	33	(70)	(22)	29	(34)	76	(110)
Financial futures	(5)	—	(9)	(10)	(28)	23	(24)	(47)	23
Foreign currency swaps - non-hedged	5	3	3	9	(1)	6	20	(7)	27
Foreign currency swaps - hedged	1	—	—	1	3	(2)	2	(2)	4
Foreign currency forwards - non-hedged	(9)	(2)	(1)	(8)	3	(12)	(20)	5	(25)
CPI swaps	13	12	3	18	19	(6)	46	16	30
Credit default swaps	13	(12)	12	20	22	(9)	33	16	17
Equity options	(15)	3	(11)	(10)	(16)	1	(33)	—	(33)
Total free-standing derivatives	10	—	30	(50)	(20)	30	(10)	57	(67)

Embedded derivatives:
Modified coinsurance and funds withheld treaties	20	21	16	50	51	(31)	107	(62)	169
GMXB	29	(37)	(17)	18	58	(29)	(7)	8	(15)
Total embedded derivatives	49	(16)	(1)	68	109	(60)	100	(54)	154

Net gains (losses) on total derivatives	59	(16)	29	18	89	(30)	90	3	87

Total investment related gains (losses), net	$88	$58	$112	$302	$105	$(17)	$560	$(33)	$593

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
U.S. & Latin America Traditional
Income (loss) before income taxes	$(211)	$(126)	$135	$(338)	$(92)	$(119)	$(540)	$(298)	$(242)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(4)	5	(1)	(6)	3	(7)	(6)	11	(17)
Adjusted operating income (loss) before income taxes	$(215)	$(121)	$134	$(344)	$(89)	$(126)	$(546)	$(287)	$(259)

U.S. & Latin America Asset-Intensive
Income before income taxes	$93	$106	$163	$60	$96	$(3)	$422	$201	$221
Investment and derivative (gains) losses (1)	9	(23)	(32)	68	65	(56)	22	(4)	26
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(16)	(26)	(15)	(44)	(54)	38	(101)	51	(152)
GMXB embedded derivatives (1)	(29)	37	17	(18)	(58)	29	7	(8)	15
Funds withheld (gains) losses - investment income	—	—	(2)	1	5	(5)	(1)	4	(5)
EIA embedded derivatives - interest credited	(9)	(3)	(3)	(30)	(5)	(4)	(45)	20	(65)
DAC offset, net	26	2	(2)	12	21	5	38	(8)	46
Non-investment derivatives and other	(1)	—	—	—	—	(1)	(1)	(3)	2
Adjusted operating income before income taxes	$73	$93	$126	$49	$70	$3	$341	$253	$88

U.S. & Latin America Capital Solutions
Income before income taxes	$25	$22	$23	$23	$23	$2	$93	$94	$(1)
Adjusted operating income before income taxes	$25	$22	$23	$23	$23	$2	$93	$94	$(1)

Canada Traditional
Income before income taxes	$28	$44	$32	$24	$37	$(9)	$128	$134	$(6)
Investment and derivative (gains) losses (1)	2	—	1	—	(2)	4	3	7	(4)
Investment income - non-operating FWAI	(1)	—	1	(1)	—	(1)	(1)	(1)	—
Adjusted operating income before income taxes	$29	$44	$34	$23	$35	$(6)	$130	$140	$(10)

Canada Financial Solutions
Income before income taxes	$5	$—	$4	$6	$8	$(3)	$15	$21	$(6)
Adjusted operating income before income taxes	$5	$—	$4	$6	$8	$(3)	$15	$21	$(6)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	Quarter	2021	2020	Change
Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$(68)	$(91)	$(12)	$(68)	$(13)	$(55)	$(239)	$27	$(266)
Adjusted operating income (loss) before income taxes	$(68)	$(91)	$(12)	$(68)	$(13)	$(55)	$(239)	$27	$(266)

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$75	$85	$83	$60	$38	$37	$303	$258	$45
Investment and derivative losses (1)	(5)	(21)	—	(17)	(2)	(3)	(43)	(17)	(26)
Investment income - non-operating FWAI	—	(2)	—	(1)	5	(5)	(3)	1	(4)
Investment (income) loss on unit-linked variable annuities	(5)	2	(2)	1	(13)	8	(4)	(11)	7
Interest credited on unit-linked variable annuities	5	(2)	2	(1)	13	(8)	4	11	(7)
Adjusted operating income before income taxes	$70	$62	$83	$42	$41	$29	$257	$242	$15

Asia Pacific Traditional
Income (loss) before income taxes	$57	$(96)	$(12)	$41	$25	$32	$(10)	$174	$(184)
Adjusted operating income (loss) before income taxes	$57	$(96)	$(12)	$41	$25	$32	$(10)	$174	$(184)

Asia Pacific Financial Solutions
Income before income taxes	$33	$6	$31	$28	$48	$(15)	$98	$59	$39
Investment and derivative (gains) losses (1)	(4)	19	(11)	(9)	(25)	21	(5)	(5)	—
Adjusted operating income before income taxes	$29	$25	$20	$19	$23	$6	$93	$54	$39

Corporate and Other
Income (loss) before income taxes	$20	$16	$35	$350	$(1)	$21	$421	$(117)	$538
Investment and derivative (gains) losses (1)	(33)	(41)	(62)	(270)	(24)	(9)	(406)	11	(417)
Interest expense on uncertain tax positions	(34)	2	3	3	2	(36)	(26)	11	(37)
Non-investment derivatives and other	6	(4)	(15)	11	(1)	7	(2)	4	(6)
Adjusted operating income (loss) before income taxes	$(41)	$(27)	$(39)	$94	$(24)	$(17)	$(13)	$(91)	$78

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI
(USD millions except per share data)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2021	2021	2021	2021	2020

Stockholders’ equity	$13,014	$12,885	$13,444	$12,090	$14,352
Less effect of AOCI:
Accumulated currency translation adjustments	(9)	(50)	(20)	(39)	(69)
Unrealized appreciation of securities	3,701	3,704	4,133	3,113	5,500
Pension and postretirement benefits	(50)	(71)	(72)	(72)	(72)
Stockholders’ equity, excluding AOCI	$9,372	$9,302	$9,403	$9,088	$8,993

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2021	2021	2021	2021	2020

Book value per share	$193.75	$190.60	$197.72	$177.83	$211.19
Less effect of AOCI:
Accumulated currency translation adjustments	(0.13)	(0.75)	(0.29)	(0.57)	(1.02)
Unrealized appreciation of securities	55.09	54.80	60.78	45.79	80.94
Pension and postretirement benefits	(0.74)	(1.05)	(1.06)	(1.06)	(1.06)
Book value per share, excluding AOCI	$139.53	$137.60	$138.29	$133.67	$132.33

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